UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   September 20, 2004

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer Identification No.)

1 Lakeland Park Drive Peabody, MA	01960
(Address of Principal Executive Offices)	(Zip Code)

(877) 645-7663
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On September 20, 2004, Beacon Roofing Supply, Inc. (“Company”) entered into an amendment (“Amendment”) of Chief Executive Securities Agreement (“Agreement”) among the Company, Andrew R. Logie, the Chairman of the Board and the former Chief Executive Officer, and Code, Hennessy & Simmons III, L.P. (“Code”), a principal stockholder of the Company.  Prior to the Amendment, the Agreement contained a provision that obligated Code to vote in favor of the election of Mr. Logie as a director of the Company under certain circumstances.  Pursuant to the Amendment, this provision is terminated upon the closing of the Company’s initial public offering.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                    Exhibits.

Exhibit Number	Description

99.1	Amendment of Chief Executive Securities Agreement, dated as of September 20, 2004, by and among the Company, Andrew R. Logie, and Code, Hennessy & Simmons III, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date:	September 24, 2004	By:	/s/ David R. Grace
David R. Grace
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment of Chief Executive Securities Agreement, dated as of September 20, 2004, by and among the Company, Andrew R. Logie, and Code, Hennessy & Simmons III, L.P.